Exhibit 10.43

CONFIDENTIAL TREATMENT

AMENDMENT NUMBER 1 TO

SOLAR WAFER SUPPLY AGREEMENT

This Amendment Number 1 to Solar Wafer Supply Agreement (this “Amendment”) is entered into as of October 25, 2007, by and between MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation with its principal place of business at 501 Pearl Drive (City of O’Fallon), St. Peters, Missouri 63376, United States of America, or its designated majority-owned subsidiary (“MEMC”), and GINTECH ENERGY CORPORATION, a Taiwan corporation with its principal place of business at 8F, no. 396, Sec. 1 Neihu Rd. Neihu Technology Park, Taipei 114, Taiwan (“Gintech”), or its designated majority-owned subsidiary. MEMC and Gintech together shall be referred to as the “Parties” and individually as a “Party”.

RECITALS:

WHEREAS, on October 25, 2006, the Parties entered into that certain Solar Wafer Supply Agreement (the “Agreement”), pursuant to which MEMC agreed to supply and Gintech agreed to purchase certain quantities of solar wafers, pursuant to the terms of the Agreement; and

WHEREAS, the Parties hereto wish to amend the Agreement to provide for additional incremental volume in the quantities and at the prices as provided herein:

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, MEMC and Gintech agree as follows:

ARTICLE I

AMENDMENT TO SELECTED SECTIONS OF THE AGREEMENT

1.1 Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

1.2 Incremental Volumes at Different Prices. Each Contract Year (commencing with the second Contract Year), as set forth below in this Section 1.2, Gintech agrees to purchase from MEMC pursuant to this Amendment, over the course of the Contract Year, an additional target quantity of Wafers (such additional quantity of Wafers, measured in megawatts, the “Incremental Volume”), at the prices for such Incremental Volume only as set forth on Addendum B-1 hereto. Each Contract Year, as set forth below in this Section 1.2, MEMC agrees to supply Gintech, over the course of the Contract Year, with the Incremental Volume per Contract Year, at the prices for such Incremental Volume only as set forth on Addendum B-1 hereto. Except as specifically set forth in this Amendment, all other terms of the Agreement remain the same and apply to this Incremental Volume (such as Purchase Shortfall calculations, Missed Delivery calculations, etc.), with only the following exceptions:

(a) For Contract Years six through eleven only, with three (3) years advance notice, Gintech may reduce its purchase obligation for any given Contract Year by a quantity of up to [***] percent ([***]%) of the Incremental Volume for that Contract Year.

CONFIDENTIAL TREATMENT

(b) Mix Between Multi Wafers and Mono Wafers. The Parties agree that [***] of the Incremental Volume of Wafers represented by this Amendment shall be Multi Wafers [***].

(c) Incremental Loan/Security Deposit Amount. Pursuant to this Section 1.2(c) and Addendum B-1 attached hereto, the Loan/Security Deposit and the Retained Loan/Security Deposit Amount are each hereby increased due to the Incremental Volume as set forth on Addendum B-1. The formula for calculating these amounts remains unchanged from the Agreement, with any exceptions to the payment terms noted on Addendum B-1.

(d) Incremental Letter of Credit Amount. Pursuant to this Section 1.2(d) and Addendum B-1 attached hereto, the Letter of Credit Amount is hereby increased due to the Incremental Volume as set forth on Addendum B-1. The formula for calculating the Letter of Credit Amount remains unchanged from the Agreement.

ARTICLE II

MISCELLANEOUS

2.1 No Other Changes. Other than with respect to the Sections of the Agreement and Attachments to the Agreement specifically enumerated above, this Amendment does not modify, change or delete any other addendum, term, provision, representation, warranty or covenant (the “Provisions”) relating to or contained in the Agreement or any Attachment, and all such Provisions of the Agreement shall remain in full force and effect.

2.2 Amendment. This Amendment may be amended, modified or supplemented only in writing signed by MEMC and Gintech.

2.3 Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the internal Laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

2.4 Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature shall be deemed to have the same effect as if the original signature had been delivered to the other Part(ies). The original signature copy shall be delivered to the other Part(ies) by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

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CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC.		GINTECH ENERGY CORPORATION

By:	/s/ Nabeel Gareeb	By:	/s/ Ellick Liao
	Nabeel Gareeb		Ellick Liao
	President and Chief Executive Officer		President

SIGNATURE PAGE TO

AMENDMENT NUMBER 1 TO SOLAR WAFER SUPPLY AGREEMENT

CONFIDENTIAL TREATMENT

Addendum B-1

[***]

B-1